EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TAT Technologies Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Igal Zamir, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Igal Zamir
Igal Zamir
Chief Executive Officer

Date: March 26, 2025

*          The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.